UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 23, 2005

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio 44702

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principals Officers

Canton, Ohio, March 23, 2005 – Unizan Financial Corp. (NASDAQ: UNIZ), today announced that Louis V. Bockius III, has retired from the Company’s Board of Directors in accordance with its code of regulations. The Company’s code of regulations requires Board members to retire upon reaching the age of 70. Unizan’s Board of Directors does not currently intend to fill this vacancy thus reducing the number of Directors to 19.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2005	UNIZAN FINANCIAL CORP.

	By:	/s/ James H. Nicholson
	Its:	EVP & Chief Operating Officer